UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 12, 2005
IMS HEALTH INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-14049	06-1506026
(Commission File Number)	(IRS Employer Identification No.)

1499 Post Road, Fairfield, Connecticut	06824
(Address of Principal Executive Offices)	(Zip Code)
(203) 319-4700
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.
On September 12, 2005, Robert van den Bergh, Chief Executive Officer and Chairman of VNU N.V. (“VNU”) and David Carlucci, Chief Executive Officer and President of IMS Health Incorporated (“IMS”), delivered a joint letter to VNU and IMS employees announcing the creation of Merger Integration Teams.
The joint letter to employees is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
None
(b) Pro Forma Financial Information.
None
(c) Exhibits.
        The following exhibit is furnished as part of this report:

Exhibit Number	Description
99.1	Employee Letter

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED

By:	/s/ Robert H. Steinfeld
	Name:	Robert H. Steinfeld
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:  September 12, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Employee Letter